UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The Nasdaq Stock Market LLC

ITEM 5.07 Submission of Matters to a Vote of Security Holders

At the 2024 annual general meeting of shareholders (the “Meeting”) of Greenland Technologies Holding Corporation (the “Company”) held at 9:30 a.m. Eastern Time on December 27, 2024, the shareholders of the Company adopted resolutions approving all of the proposals considered at the Meeting. A total of 9,666,827 votes, representing 58.39% of the 13,594,530 votes exercisable as of December 5, 2024, the record date, were present in person or by proxy at the Meeting. The results of the votes were as follows:

1.	As an ordinary resolution, that Peter Ming Zhao be elected as a Class I director of the Company to hold office until the annual general meeting of the Company in 2026 and until his successor is duly elected and qualified (“Re-election of Peter Ming Zhao”)

Resolution	For	Against	Abstain	Broker Non-Votes
Election of Peter Ming Zhao	6,672,605	1,038,634	17,950	1,937,861
Percentage of Voted Shares:	86.53%	13.46%

2.	As an ordinary resolution, that Charles Athle Nelson be elected as a Class I director of the Company to hold office until the annual general meeting of the Company in 2026 and until his successor is duly elected and qualified (“Election of Charles Athle Nelson”)

Resolution	For	Against	Abstain	Broker Non-Votes
Election of Charles Athle Nelson	6,676,317	1,034,223	18,649	1,937,861
Percentage of Voted Shares:	86.58%	13.41%

3.	As an ordinary resolution, that Zheng He be elected as a Class I director of the Company to hold office until the annual general meeting of the Company in 2026 and until his successor is duly elected and qualified (“Election of Zheng He”)

Resolution	For	Against	Abstain	Broker Non-Votes
Election of Zheng He	6,966,508	742,421	20,260	1,937,861
Percentage of Voted Shares:	90.36%	9.63%

4.	As an ordinary resolution, that the appointment of Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 be ratified (“Ratification of Enrome”)

Resolution	For	Against	Abstain
Ratification of Enrome	8,417,463	1,241,458	7,906
Percentage of Voted Shares:	87.14%	12.85%

5.	As an ordinary resolution, that the chairman of the Meeting be instructed to adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder vote to approve the proposals (“Adjournment of the Meeting”)

Resolution	For	Against	Abstain
Adjournment of the Meeting	7,942,376	1,694,423	30,028
Percentage of Voted Shares:	82.41%	17.58%

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

Dated: December 30, 2024	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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